                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

               PROXY INFORMATION PURSUANT TO SECTION 14(a) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

          Filed by the Registrant |X|
          Filed by a party other than the Registrant |_|
          Check the appropriate box:
          |_|  Preliminary proxy statement     |_| Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
          |X|  Definitive proxy statement
          |_|  Definitive additional materials
          |_|  Soliciting material under Rule 14a-12

                                   NYFIX, INC.
                (Name of Registrant as Specified in Its Charter)

            --------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
          |X|  No fee required.
          |_|  Fee computed on table below per  Exchange  Act Rules  14a-6(i)(1)
               and 0-11.
               (1)  Title of each  class  of  securities  to  which  transaction applies:
               (2)  Aggregate number of securities to which transaction applies:
               (3)  Per  unit  price or other  underlying  value of  transaction computed  pursuant to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is  calculated  and state how it was determined):
               (4)  Proposed  maximum  aggregate value of transaction:
               (5)  Total fee paid:
            |_| Fee paid previously with preliminary materials.
            |_| Check  box if any  part  of the fee is  offset  as  provided  by
                Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was paid  previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
                (1) Amount Previously Paid:
                (2) Form,  Schedule or  Registration Statement No.:
                (3) Filing Party:
                (4) Date Filed:

                                     NYFIX

September 10, 2004

To our Stockholders:

We are pleased to invite you to attend the 2004 Annual  Meeting of  Stockholders of NYFIX,  Inc. The meeting will be held at 10:00 a.m.,  local time, on Tuesday,
October 19, 2004, at our corporate headquarters located at Stamford Harbor Park,
333 Ludlow Street in Stamford,  Connecticut.  We have enclosed the formal Notice of Annual  Meeting,  the Proxy  Statement,  your proxy  voting card and our 2003
Annual Report for your review.

At the meeting,  you will be asked to elect Directors and ratify the appointment of the  independent  registered  public  accounting  firm,  which are more fully described in the Proxy Statement.

YOUR VOTE IS IMPORTANT.  Whether or not you plan to attend the Annual Meeting in person,  we ask that you  execute  and  return  your proxy  promptly,  using the postage-paid  envelope we have  provided  for your  convenience.  Also,  you may submit your proxy by telephone  or via the Internet if you wish.  Please see the information incuded on the enclosed proxy card for information on how to vote by telephone or over the  Internet.  If you do attend the Annual  Meeting,  you may withdraw your proxy should you wish to vote in person. You may revoke your proxy by  submitting a subsequent  proxy over the  telephone or via the Internet or by attending the Annual Meeting and voting in person.

Thank you for you continued support.

Sincerely,

/s/ Peter Kilbinger Hansen
------------------------------

[Image Omitted - LOGO]
Peter Kilbinger Hansen

CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD

                                   NYFIX, INC.
                              STAMFORD HARBOR PARK
                                333 LUDLOW STREET
                               STAMFORD, CT 06902

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                OCTOBER 19, 2004

To the Stockholders of NYFIX, Inc.

        NOTICE IS HEREBY  GIVEN that the Annual  Meeting  of  Stockholders  (the
"Annual Meeting") of NYFIX,  Inc. will be held on Tuesday,  October 19, 2004, at
10:00 A.M., local time, at Stamford Harbor Park, 333 Ludlow Street, Stamford, CT
06902 for the following purposes:

        1.  To elect five (5)  directors to the Board of Directors to a one year term;

        2.  To  ratify  the   appointment  of  Deloitte  &  Touche  LLP  as  our
            independent  registered  public  accounting firm for the year ending
            December 31, 2004; and

        3.  To consider and act upon such other  business as may  properly  come before the Annual Meeting or any adjournment thereof.

        The Board of  Directors  has fixed the close of  business  on August 24,
2004, as the record date for the Annual Meeting.  Only stockholders of record of our  common  stock on Mellon  Investor  Services,  LLC  records  at the close of business  on that date are  entitled  to notice  of,  and to vote at, the Annual
Meeting or any adjournments thereof.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING,  PLEASE MARK,  DATE, SIGN
AND RETURN THE ENCLOSED  PROXY IN THE ENVELOPE THAT IS PROVIDED,  OR SUBMIT YOUR
PROXY BY  TELEPHONE  OR VIA THE  INTERNET,  TO ENSURE  THAT YOUR  SHARES WILL BE
REPRESENTED. YOU MAY NEVERTHELESS VOTE IN PERSON IF YOU ATTEND THE MEETING.

                                        By Order of the Board of Directors,

                                        /s/ Brian Bellardo
                                        ----------------------------------------
                                        Brian Bellardo
                                        SECRETARY

Stamford, Connecticut
September 10, 2004

                                TABLE OF CONTENTS

PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT

                            Q & A'S ABOUT THE MEETING

Q:      WHAT WILL TAKE PLACE AT THE ANNUAL MEETING?

A:      At our annual meeting,  you will vote on the business  matters listed in the  preceding  notice  of  meeting,  namely  (1) the  election  of five directors (Messrs. Hansen, Deehan, Jennings, Lynch and Wajnert), (2) the
        ratification  of the appointment of our  independent  registered  public accounting  firm  (Deloitte & Touche LLP) and (3) such other business as may properly come before the Annual Meeting or any adjournment  thereof.
        Management  will  be  available  to  answer  your  questions,  as will a representative from Deloitte & Touche LLP.

Q:      WHO CAN VOTE?

A:      Stockholders  who were record holders at the close of business on August
        24, 2004,  are entitled to vote their shares of our common stock held on that  date.  Each  share of  common  stock  outstanding  on that date is entitled to one vote. As of August 24, 2004,  there were outstanding and entitled to vote at the meeting 32,333,043 shares of our common stock.

Q:      HOW CAN I VOTE IF I CANNOT COME TO THE MEETING?

A:      Whether  or not you are able to attend  the  meeting,  you may vote your shares by completing, signing and dating the accompanying proxy card and returning it in the prepaid  envelope,  or by  submitting  your proxy by telephone or via the  internet.  If you do not mark any  selections  but return the card signed, your shares will be voted by your proxies (Brian
        Bellardo,  our Secretary and General Counsel and Mark R. Hahn, our Chief
        Financial  Officer)  in  favor  of  the  two  proposals.  If  you  are a street-name  stockholder,  you will receive instructions from your bank, broker or other nominee describing how to vote your stock. If you attend the meeting, you may vote in person.

Q:      CAN I CHANGE MY MIND AFTER VOTING?

A:      Yes,  you may  revoke  your proxy  before the  meeting by writing to our
        Secretary  stating  that you wish to  revoke  your  proxy or by  sending another executed proxy card, bearing a later date, to our Secretary. You also may revoke your proxy by  submitting  a  subsequent  proxy over the telephone or via the Internet,  or by attending  the annual  meeting and voting in person.

Q:      WHO WILL COUNT THE VOTE?

A:      Representatives of Mellon Investor Services, LLC will tabulate the votes and act as inspectors of election.

Q:      WHAT CONSTITUTES A QUORUM FOR THE MEETING?

A:      A quorum is the presence, in person or by proxy, of stockholders holding a majority  of the voting  power of the shares  entitled  to vote at the meeting.  Abstentions and broker non-votes (which can occur if a "street
        name"   holder   does  not   provide  his  or  her  broker  with  voting
        instructions) are counted towards a quorum.

Q:      HOW MANY VOTES ARE NEEDED TO APPROVE THE PROPOSALS?

A:      Directors are elected by a plurality of the votes of the shares present, in  person  or by  proxy,  and  entitled  to  vote  on the  election  of directors.  This means that assuming a quorum is present at the meeting, the five director  nominees  receiving  the highest  number of all votes cast for directors will be elected.  The affirmative  vote of at least a majority  of the  voting  power of the shares  present,  in person or by proxy,  and entitled to vote on the subject  matter is needed to approve the other  proposal  being  submitted  to the  stockholders.  Therefore, abstentions  and  broker  non-votes  will have no  effect on this  other proposal.

Q:      WHO IS SOLICITING MY VOTE AND WHO PAYS THE COST?

A:      Our  Board  of  Directors  is  soliciting  your  proxy.  Proxies  may be solicited  personally,  by  mail,  by  telephone,  or  otherwise  by our
        directors,    officers   and   other   employees,   without   additional
        compensation. We will pay the cost of preparing,  assembling and mailing
        the  proxy  materials  and  will  reimburse   banks,   brokerage  firms,
        custodians,  nominees and fiduciaries for their  reasonable  expenses in sending proxy materials to the beneficial owners of NYFIX common stock.

Q:      WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2005 ANNUAL STOCKHOLDERS' MEETING
        DUE?

A:      If you wish to include a proposal  (including  the nomination of persons for election to the Board of Directors)  in the proxy  statement for the
        2005 annual meeting,  your proposal, in writing, must be received by our
        Secretary at our corporate  headquarters  no later than January 1, 2005.
        The  proposal  must comply in all  respects  with  applicable  rules and regulations  of the United  States  Securities  and Exchange  Commission
        ("SEC"),  the laws of the state of our  incorporation  and our  by-laws;
        otherwise,  the Chairman of the meeting may refuse to allow the proposal to be brought before the meeting.

Q:      HOW CAN I GET MORE INFORMATION ABOUT NYFIX?

A:      You can find more  information  about NYFIX or may obtain  copies of SEC filings by visiting our web site at WWW.NYFIX.COM.

                                   NYFIX, INC.
                              STAMFORD HARBOR PARK
                                333 LUDLOW STREET
                               STAMFORD, CT 06902

                              2004 PROXY STATEMENT

                              --------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                            TUESDAY, OCTOBER 19, 2004

                               GENERAL INFORMATION

        This Proxy  Statement and the  accompanying  Notice of Annual Meeting of
Stockholders and proxy card are being furnished to stockholders of NYFIX,  Inc., a Delaware  corporation (the "Company"),  in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors"), for
use at the Annual Meeting of Stockholders  (the "Annual  Meeting") to be held on
Tuesday,  October  19,  2004,  at  10:00  A.M.,  local  time,  at our  corporate headquarters  located at Stamford Harbor Park, 333 Ludlow Street,  Stamford,  CT
06902, and at any adjournments or postponements  thereof.  These proxy materials and accompanying Annual Report are being sent on or about September 17, 2004, to our stockholders entitled to vote at the Annual Meeting.

        The Annual  Meeting has been called to (1) elect five (5)  directors  to the Board of Directors for the ensuing year,  (2) ratify the  appointment of our independent  registered  public  accounting firm (Deloitte & Touche LLP) and
(3)  consider and act upon such other  business as may properly  come before the
Annual Meeting or any adjournment thereof.

PROXIES AND VOTING RIGHTS

        Only  stockholders of record at the close of business on August 24, 2004
(the "Record Date") are entitled to notice of and to vote at the Annual Meeting.
Our voting  securities  issued and  outstanding  on the Record Date consisted of
32,333,043 shares ("Shares") of our common stock,  entitling the holders thereof to one vote per Share. We had no other class of voting securities outstanding on
August 24, 2004.  The presence at the Annual  Meeting in person or by proxy of a majority of the votes of Shares entitled to vote is required for a quorum.

        Approval of the  proposal  for the  election of  directors  requires the affirmative  vote of a  plurality  of the votes  cast at the  Annual  Meeting by holders  of Shares  entitled  to vote on such  proposal.  Approval  of the other proposal being submitted to the stockholders requires the affirmative vote of at least a majority  of the voting  power of the  Shares  entitled  to vote on such proposal that are voted, in person or by proxy.

        Broker "non-votes" and the Shares as to which a stockholder abstains are included for purposes of determining  whether a quorum of Shares is present at a meeting.  A  broker  "non-vote"  occurs  when a  nominee  holding  Shares  for a beneficial owner does not vote on a particular proposal because the nominee does not have  discretionary  voting  power  with  respect  to that  item and has not received  instructions from the beneficial owner. Neither broker "non-votes" nor abstentions are included in the tabulation of the voting results on the election of directors or issues requiring  approval of a majority of the votes cast, such as  ratification  of  the  appointment  of  our  independent  registered  public accounting firm, and,  therefore,  do not have the effect of votes in opposition in such tabulations.

        All proxies  delivered  pursuant to this  solicitation may be revoked by the person  executing  the same at any time prior to the time they are voted.  A proxy may be revoked by notice in writing received by us,  addressed  Attention:
Secretary,  by execution of a subsequent proxy, by submitting a subsequent proxy over the telephone or via the Internet,  or by attending and voting in person at the Annual Meeting.  Attendance at the meeting will not automatically revoke the proxy.  If not  revoked,  the Shares  represented  thereby  will be voted at the
Annual  Meeting or at any  adjournment  thereof.  All  proxies  will be voted in accordance with the  instructions  specified  thereon.  If no  specification  is indicated on the proxy, the Shares represented thereby will be voted (1) FOR the election of the persons  nominated as  Directors;  (2) FOR  ratification  of the appointment  of  Deloitte  & Touche  LLP as our  independent  registered  public accounting  firm for the year ended  December 31, 2004 and (3) at the discretion of the proxy  holders,  on any other  matters that may properly  come before the
Annual Meeting.

        All expenses in connection with the solicitation will be borne by us. It is  expected  that the  solicitation  will be made  primarily  by mail,  but our regular  employees or  representatives  may also solicit  proxies by  telephone, telegraph or in person, without additional compensation.  We will, upon request, reimburse  brokerage  houses and  persons  holding  Shares in the names of their nominees  for their  reasonable  expenses  in sending  proxy  material  to their principals.

                               SECURITY OWNERSHIP

         The  following  table  sets  forth  information  concerning  beneficial ownership of our common  stock,  as of August 24, 2004, by (1) each person known by us to be the  beneficial  owner of more than five percent of our  outstanding common stock,  (2) each director,  (3) each of our Named Executive  Officers and
(4) all directors and executive officers as a group. Unless otherwise indicated, we believe  that each  stockholder  has sole voting  power and sole  dispositive power with respect to the common stock beneficially owned.

    NAME AND ADDRESS OF                   NUMBER OF SHARES            PERCENTAGE OF SHARES
    BENEFICIAL OWNER (1)                BENEFICIALLY OWNED (2)         BENEFICIALLY OWNED
------------------------------          -----------------------       ---------------------

Peter Kilbinger Hansen                       2,095,913 (3)                  6.3%

Carl E. Warden                               1,530,646 (4)                  4.7%

Lars Kragh                                     617,375 (5)                  1.9%

Robert C. Gasser                               110,000 (6)                   *

Mark R. Hahn                                    55,000 (7)                   *

Keith R. Jamaitis                               50,055 (8)                   *

George O. Deehan                                29,000 (9)                   *

William J. Lynch                                24,000 (10)                  *

William C. Jennings                             22,000 (11)                  *

Brian Bellardo                                   8,334 (12)                  *

All executive officers and directors as a    4,542,323 (13)                13.5%
  group (10 persons) (13)

---------------
 * Less than 1%

(1)   Unless  otherwise  indicated  the address of each  director  or  executive officer is c/o NYFIX,  Inc.,  Stamford  Harbor  Park,  333 Ludlow  Street,
      Stamford, Connecticut 06902.

(2)   Beneficial  ownership  is based on  32,333,043  shares of our common stock outstanding  as of August 24, 2004.  Shares of our common  stock  issuable upon  exercise  of options  or other  rights  beneficially  owned that are exercisable  within 60 days are  deemed  outstanding  for the  purpose  of computing the percentage  ownership of the person holding such  securities and rights but are not deemed  outstanding  for computing  the  percentage ownership of any other person.

(3)   Includes  740,625  shares of our common stock  issuable  upon  exercise of currently  exercisable  options.  Does not  include  50,000  shares of our common stock  issuable  upon  exercise of options  that are not  currently exercisable  and 670,000 shares of our common stock issuable upon exercise of options that are currently anti-dilutive.

(4)   Includes  100,000  shares of our  common  stock held by The Carl and Vicki
      Warden Family  Foundation,  of which Mr.  Warden is the trustee.  Does not include an  aggregate  of  1,459,975  shares of our  common  stock held by certain adult family members of Mr. Warden and their children.

(5)   Includes  239,250  shares of our common stock  issuable  upon  exercise of currently  exercisable  options.  Does not  include  18,000  shares of our common stock  issuable  upon  exercise of options  that are not  currently exercisable  and 79,000 shares of our common stock  issuable upon exercise of options that are currently anti-dilutive.

(6)   Includes  60,000  shares of our common  stock  issuable  upon  exercise of currently  exercisable  options.  Does not include  150,000  shares of our common stock  issuable  upon  exercise of options  that are not  currently exercisable  and 162,500 shares of our common stock issuable upon exercise of options that are currently anti-dilutive.

(7)   Includes  40,000  shares of our common  stock  issuable  upon  exercise of currently  exercisable  options.  Does not  include  90,000  shares of our common stock  issuable  upon  exercise of options  that are not  currently exercisable.

(8)   Includes  27,175  shares of our common  stock  issuable  upon  exercise of currently  exercisable  options.  Does not  include  19,600  shares of our common stock  issuable  upon  exercise of options  that are not  currently exercisable  and 49,250 shares of our common stock  issuable upon exercise of options that are currently anti-dilutive.

(9)   Includes  24,000  shares of our common  stock  issuable  upon  exercise of currently  exercisable  options.  Does not  include  55,000  shares of our common  stock  issuable  upon  exercise  of  options  that  are  currently anti-dilutive.

(10)  Includes  24,000  shares of our common  stock  issuable  upon  exercise of currently  exercisable  options.  Does not  include  55,000  shares of our common  stock  issuable  upon  exercise  of  options  that  are  currently anti-dilutive.

(11)  Includes  20,000  shares of our common  stock  issuable  upon  exercise of currently  exercisable  options.  Does not  include  40,000  shares of our common stock  issuable  upon  exercise of options  that are not  currently exercisable.

(12)  Includes  8,334  shares of our common  stock  issuable  upon  exercise  of currently  exercisable  options.  Does not  include  26,666  shares of our common stock  issuable  upon  exercise of options  that are not  currently exercisable.

(13)  Includes  1,183,384  shares of our common stock  issuable upon exercise of currently  exercisable  options.  Does not include  394,266  shares of our common stock  issuable  upon  exercise of options  that are not  currently exercisable.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

        Our By-Laws  provide  that we shall have not less than two nor more than seven  directors,  with the exact  number to be fixed by our Board of  Directors from time to time.  Our Board of Directors  currently  consists of five members, all of whom,  except Carl  Warden who is  retiring  after more than ten years of service as a director,  are nominees for election. We are also nominating Thomas
C. Wajnert to become a member of the Board. All of our nominees for the Board of
Directors were  recommended to the Board by the NYFIX  Corporate  Governance and
Nominating Committee. If elected, our directors will serve until our next annual meeting  of  stockholders  and until the  election  and  qualification  of their successors or until their prior resignation,  removal, or death.  Management has no reason to believe  that any of the  nominees  will be unable or  unwilling to serve as a director,  if elected.  Should any nominee not be a candidate  at the time of the Annual Meeting (a situation which is not now  anticipated),  proxies may be  voted in favor of the  remaining  nominees  and may also be voted  for a substitute nominee selected by the Board of Directors.

        Set forth below is information about each director,  including  business positions held during at least the past five years, age, other directorships and periods of services as our director.

        PETER  KILBINGER  HANSEN,  age  43,  our  founder,  has  served  as  our
President,  Chief Executive Officer and Chairman of the Board of Directors since
June  1991.  Prior to our  founding,  Mr.  Hansen  served  from  1984 to 1988 as
Marketing Manager, Sales & Marketing Manager,  Managing Direct or respectively of
Mark Computer Systems, A/S, a  Scandinavian  based  international company,  1988 until 1991 as  Managing  Director  of Banking  Systems of  Business  Line A/S, a
Scandinavian based international company. Mr. Hansen holds a degree in Economics from Neil's Brock  Business  School of Copenhagen  and an  associated  degree in economics from the Copenhagen University of Language and Economics.

        GEORGE O.  DEEHAN,  age 61, has served as a director  since August 2000.
Mr. Deehan serves as Chairman of the Compensation  Committee and a member of the
Audit  and  Corporate  Governance  and  Nominating  Committees  of our  Board of
Directors.  Since  October  2003,  he has been the Chief  Executive  Officer and
Chairman of the Board of Paragon Financial Corporation,  a specialty residential mortgage banker.  He is also a consultant and an investor of eOriginal,  Inc., a software  development  company,  since March 2002.  Mr.  Deehan was President of
eOriginal,  Inc.  from August 2000 until March 2002.  He was President and Chief
Executive  Officer of Advanta Leasing Services,  the business  equipment leasing unit of Advanta Business Services,  from August 1998 until August 2000. Prior to joining Advanta,  Mr. Deehan served as President and Chief Operating  Officer of
Information  Technology  Services for AT&T  Capital.  He earned a bachelor's degree from Lenoir-Rhyne College.

        WILLIAM C.  JENNINGS,  age 65, has served as a director since July 2003.
Mr.  Jennings  serves as  Chairman  of the Audit  Committee  and a member of the
Compensation and Corporate Governance and Nominating  Committees of our Board of
Directors.  Mr.  Jennings is an audit committee  financial  expert as defined in
Item 401 of Regulation S-K  promulgated by the SEC and is independent as defined in Item  7(d)(3)(iv) of Schedule 14A under the Securities  Exchange Act of 1934, as  amended  (the  "Exchange  Act").  Mr.  Jennings  is  a  retired  partner  of
PricewaterhouseCoopers  LLP, a global accounting and advisory firm, where he led the risk management and internal control consulting practice from 1992 until his retirement in 1999. Prior to that, Mr. Jennings served as a senior audit partner at Coopers  &  Lybrand,  as a senior  executive  vice  president at Shearson
Lehman  Brothers,   responsible  for  quality  assurance,   internal  audit  and
compliance,  and as an executive vice president and chief  financial  officer of
Bankers Trust. Since retiring from PricewaterhouseCoopers, Mr. Jennings provides independent consulting services to a number of companies.  He is also a director of Silgan  Holdings Inc. and Axcelis  Technologies,  Inc.,  both publicly traded companies.

        WILLIAM J. LYNCH,  age 62, has served as a director since June 2000. Mr.
Lynch serves as Chairman of the Corporate  Governance and  Nominating  Committee
and a member of the Audit and Compensation Committees of our Board of Directors.
Since  January  2001,  he has been a venture  partner of Catterton  Partners,  a private  equity  fund.  From 1996  through  December  2000,  Mr. Lynch served as
Managing  Director of Capstone  Partners,  LLC, a venture capital firm. Prior to that, he was a partner of the law firm Morgan Lewis and Bockius,  LLP. Mr. Lynch also serves as Chairman of the Board of Directors of Edgewater  Technologies,  a
publicly traded company.

        CARL E. WARDEN,  age 65, has served as a director since August 1993. Mr.
Warden  serves as a member of the  Compensation  and  Corporate  Governance  and
Nominating Committees,  and in 2003 was a member of the Audit Committee,  of our
Board of Directors.  He is a self-employed private investor. Mr. Warden received his BBA from the Freeman  School of Business  at Tulane  University.  After more than ten years of service as a director,  Mr.  Warden is retiring from our Board of Directors and thus is not seeking re-election.

        THOMAS C.  WAJNERT,  age 61, is being  nominated  as a  director  of the
Company for the first time.  He was  introduced  to the Board of  Directors as a candidate by George O. Deehan,  a member of the Company's  Corporate  Governance and Nominating  Committee.  Mr.  Wajnert has been Managing  Director of Fairview
Advisors,  LLC, a merchant  bank since  January  2002. He was Chairman and Chief
Executive  Officer of SEISMIQ,  Inc, a provider of  advanced  technology  to the commercial  finance and leasing industry,  from its founding in April 2000 until
December 2001. Mr. Wajnert also was the Chairman of, and a significant  investor in, EPIX Holdings,  Inc., a professional employer organization,  from March 1998 until November 2003, where he also served as Chief Executive  Officer from March
1998 to April  1999.  Previously,  Mr.  Wajnert  was  Chairman  of the  Board of
Directors from January 1992 until December  1997,  and Chief  Executive  Officer from November 1984 until December 1997, of AT&T Capital  Corporation  (NYSE),  a
commercial finance and leasing company.  He was self-employed from December 1997 to March  1998.  Mr.  Wajnert  serves on the  boards of  directors  of  Reynolds
American, Inc. (NYSE) and JLG Industries, Inc. (NYSE).

        None of our directors have been involved in material  legal  proceedings during the last five years in which he has been a party  adverse to or has had a material interest adverse to us.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        OUR BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE ABOVE-NAMED  NOMINEE
DIRECTORS. The proxy enclosed herewith will be voted FOR our above-named nominee directors  unless the stockholder  specifically  votes against any or all of the nominee directors, or abstains from voting on this matter.

         PROPOSAL NO. 2 - RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM

        The Board of  Directors  recommends  that  Deloitte  & Touche  LLP,  our appointed  independent  registered public accounting firm, be ratified for 2004.
The  recommendation  is made on the advice of the Audit  Committee,  composed of non-employee  directors.  Deloitte  & Touche  LLP is an  independent  registered public accounting firm registered with the Public Company  Accounting  Oversight
Board  and  a  member  of  the  Center  for  Public   Company  Audit  Firms.   A
representative  of  Deloitte  & Touche  LLP is  expected  to attend  the  Annual
Meeting,  and such  representative will have the opportunity to make a statement if he/she so desires and will be available to respond to  appropriate  questions from stockholders.

RECOMMENDATION OF THE BOARD OF DIRECTORS

            THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR" THE  RATIFICATION OF
DELOITTE & TOUCHE LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                      DIRECTORS' MEETINGS AND COMPENSATION

BOARD MEETINGS HELD

        The Board of Directors meets for both regular and special meetings,  and met nine times during 2003. The Board acted by unanimous written consent on five occasions.  The Board of Directors  has  assigned  certain  responsibilities  to committees,  as described below.  From time to time, the members of the Board of
Directors act by unanimous written consent pursuant to the laws of the Company's state of incorporation. No director failed to participate in at least 75% of all meetings of the Board of Directors and the  committees on which he served during the past year.

BOARD COMMITTEES

AUDIT COMMITTEE

        The Audit  Committee,  which met seven times  during  2003,  acts on and reports  to the  Board  of  Directors  with  respect  to  various  auditing  and accounting  matters,  including  a  recommendation  for the  appointment  of the independent  registered  public  accounting firm, the scope of the annual audit, fees  to be paid to the  independent  registered  public  accounting  firm,  the performance  of our  independent  registered  public  accounting  firm  and  our accounting  practices.  The members of the Audit Committee currently are William
C. Jennings  (Chairman),  William J. Lynch and George O. Deehan.  Each member of
the  Audit   Committee  is  independent  as  independence  is  defined  in  Rule
4200(a)(15) of the National Association of Securities Dealers ("NASD"), which is part of the listing  standards for the Nasdaq  National Market  ("Nasdaq").  The
Board of Directors  adopted a revised written Audit Committee Charter in January
2004  recommended  to it by the  Audit  Committee.  The  charter  of  the  Audit
Committee is included as Exhibit A to this proxy  statement  and is available on our website at WWW.NYFIX.COM.

COMPENSATION COMMITTEE

        The  Compensation  Committee,  which met three  times  during 2003 while convened as the Board, recommends,  reviews and oversees the salaries,  benefits and stock option plans applicable to our employees,  consultants,  directors and other individuals we compensate.  The members of the Compensation  Committee are
George O. Deehan (Chairman),  William J. Lynch,  William C. Jennings and Carl E.
Warden.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

        The Board of Directors formed a Nominating  Committee on March 27, 2003, and  expanded  it to  the  Corporate  Governance  and  Nominating  Committee  on
September 9, 2003, which (1) recommends  candidates to stand for election to the
Board of  Directors,  (2)  reviews  and  makes  recommendations  to the Board of
Directors  with respect to the  composition  of the Board of  Directors  and (3)
develops and  recommends to the Board a set of corporate  governance  principles applicable  to  the  Company.  The  charter  of  the  Corporate  Governance  and
Nominating  Committee is available on our website at WWW.NYFIX.COM.  The members
of  the  Corporate  Governance  and  Nominating  Committee,   all  of  whom  are
independent as independence is defined in NASD Rule 4200(a)(15),  are William J.
Lynch (Chairman), George O. Deehan, William C. Jennings and Carl E. Warden.

                                       10

CORPORATE GOVERNANCE BOARD GUIDELINES

        In January  2004, the Board of Directors  adopted  Corporate  Governance
Board  Guidelines  formulated  and  approved  by the  Corporate  Governance  and
Nominating Committee. The Corporate Governance Board Guidelines assist the Board in  fulfilling  its  responsibilities  to select,  compensate,  and evaluate the
Company's  Chairman and Chief Executive Officer and other executive officers and to monitor and provide oversight to that management,  on behalf of the Company's stockholders, related to the business and affairs of the Company. The Guidelines also set forth Board  policy on  composition  of the Board,  including  director independence  and  qualifications  for  Board  candidates.  The  Guidelines  are available on the Company's website at WWW.NYFIX.COM.

CODE OF BUSINESS CONDUCT AND ETHICS

        The Company has adopted a Code of Business Conduct and Ethics applicable to all  directors,  officers and  employees of the Company,  including the Chief
Executive  Officer,  Chief Financial Officer and Controller of the Company,  and
any person  performing  a similar  function.  The Code of  Business  Conduct and
Ethics is available on the Company's website at  WWW.NYFIX.COM.  The Company has instituted  a  procedure  that  permits  its  employees  to  anonymously  report violations  of the Code of Business  Conduct  and Ethics by the CEO,  any senior financial officer, any senior executive officer or any director.

NOMINATION OF DIRECTORS

        The Corporate  Governance  and Nominating  Committee is responsible  for reviewing the  qualifications  of, and  recommending  to the Board of Directors, individuals  to be  nominated  for  membership  on the  Board of  Directors.  In evaluating and determining whether to nominate a candidate for a position on the
Company's Board, the Committee  considers the criteria outlined in the Company's
Corporate  Governance  Board Guidelines for the composition of the Board and the qualifications of members.

        The  Corporate   Governance  and  Nominating   Committee  will  consider
stockholder  recommendations  for  nominees  for  membership  on  the  Board  of
Directors.  Such recommendations may be submitted in writing to the attention of the  Chairman of the  Corporate  Governance  and  Nominating  Committee,  at the
Company's headquarters address. Any such recommendation must include:

        o   The name and address of the candidate;

        o   A brief  biographical  description,  including his or her occupation
            for  at  least  the  last  ten  years,   and  a  statement   of  the
            qualifications of the candidate; and

        o   The candidate's signed consent to serve as a director if elected and to be named in the proxy statement.

        The Committee may request additional  information from such candidate to
assist  in  its   evaluation.   The  Committee  will  evaluate  any  stockholder
recommended  nominees  using the criteria set forth in the  Company's  Corporate
Governance Board Guidelines,  and in the same manner as it evaluates  candidates recommended by other sources.

        In connection  with the selection of candidates  for election as Company director  at the  October  2004  annual  meeting,  the Company did not receive a recommended  nominee from a security holder, or group of security holders,  that beneficially  owned more than 5% of the  Company's  voting  common  stock for at least a year and did not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating any potential nominees.

                                       11

COMMUNICATIONS BETWEEN SECURITY HOLDERS AND BOARD MEMBERS

        Stockholders  and  others  desiring  to  communicate  with the  Board of
Directors as a whole, or with any independent Directors, may do so by submitting such  communication in writing to such Director(s) in care of the Company at its
headquarters   address.   The  Company's   General   Counsel  will  forward  the
communication   to  the   Director(s)   in  accordance   with  such   Director's
instructions.  Because  other  appropriate  avenues of  communication  exist for matters  that  are  not  of  stockholder  interest,  such  as  general  business complaints or employee grievances,  communications that do not relate to matters of stockholder  interest are not forwarded to the Board. The General Counsel has the right,  but not the  obligation,  to forward  such other  communications  to appropriate channels within the Company.

        The  Company's  policy is to encourage  all  Directors to attend  annual meetings, absent exigent circumstances.  All directors who were such at the time of the 2003 annual shareholders meeting attended that meeting.

DIRECTOR COMPENSATION

        As compensation for their services as members of the Board of Directors, certain non-employee  directors receive options to purchase shares of our common stock at an exercise price equal to the closing price of our common stock on the date of grant and, beginning in 2004,  non-employee  directors receive an annual stipend of $25,000,  which is paid  quarterly,  except Carl Warden who  declined such stipend. Options granted to non-employee directors during 2003 (exercisable into an aggregate of 60,000  shares of our common stock at an exercise  price of
$4.74 per share) vest ratably in April 2004,  April 2005 and April 2006, so long as the  director  completes  service  through  the  vesting  date.  Non-employee directors are reimbursed for reasonable expenses in connection with serving as a director and member of a committee. Since joining the Board of Directors in July
2003, Mr. Jennings has been paid an annual stipend of $25,000 for serving as our audit committee financial expert, which is paid quarterly.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        The  members  of  the  Compensation   Committee  are  George  O.  Deehan
(Chairman),  William J. Lynch,  William C. Jennings and Carl E. Warden.  None of
our executive officers or directors serves as a member of the Board of Directors or  compensation  committee of any other company that has one or more  executive officers  or  directors  serving  as a  member  of our  Board  of  Directors  or
Compensation Committee.

                          REPORT OF THE AUDIT COMMITTEE

        In  accordance  with  its  written  charter  adopted  by  our  Board  of
Directors, the Audit Committee of the Board of Directors (the "Audit Committee")
assists the Board in fulfilling its  responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices.

        In discharging its oversight responsibility as to the audit process, the
Audit Committee obtained from the independent  registered public accounting firm a formal written statement describing all relationships  between our independent registered  public  accounting  firm and us that might  bear on the  independent registered public accounting  firm's  independence  consistent with Independence
Standards Board Standard No. 1 (Independence Discussions with Audit Committees),
discussed  with  the   independent   registered   public   accounting  firm  any
relationships  that may impact their  objectivity and independence and satisfied itself as to the registered  public accounting  firm's  independence.  The Audit
Committee also discussed with management and the independent  registered  public accounting  firm the quality and  adequacy of our internal  controls.  The Audit
Committee reviewed with the independent  registered public accounting firm their audit plan and audit scope.

                                       12

        The  Audit  Committee   discussed  and  reviewed  with  the  independent
registered  public  accounting  firm all  communications  required  by  auditing standards  generally  accepted in the United States of America,  including those described in Statement on Auditing  Standards No. 61, as amended  (Communication with Audit Committees),  and, with and without management present, discussed and reviewed  the  independent  registered  public  accounting  firm's  audit of the financial statements.

        The Audit Committee reviewed our audited financial  statements as of and for the year ended  December  31,  2003,  with  management  and the  independent registered public  accounting firm.  Management is responsible for our financial reporting  process,  including  its  system of  internal  controls,  and for the preparation of consolidated  financial  statements in accordance with accounting principles  generally  accepted  in  the  United  States  of  America,  and  has represented to the Audit  Committee that our financial  statements were prepared in accordance  with  accounting  principles  generally  accepted in the U.S. Our independent  registered public accounting firm is responsible for auditing those financial  statements  and  expressing  an opinion as to the  conformity of such financial  statements with accounting  principles generally accepted in the U.S.
The Audit  Committee's  responsibility is to monitor and review these processes.
It is not the Audit  Committee's duty or its  responsibility to conduct auditing or accounting reviews or procedures.  The members of the Audit Committee are not our employees or professional  accountants or auditors and the role of the Audit
Committee is not intended to duplicate or certify the  activities  of management and the independent registered public accounting firm.

        On May 27, 2004, we restated our consolidated  financial statements that appeared  in our  Form  10-K/A  for the year  ended  December  31,  2002 and the condensed  consolidated  financial  statements that appeared in our Forms 10-Q/A for each of the  interim  periods  ended  March  31,  2003,  June  30,  2003 and
September 30, 2003. The  restatement  related to our accounting for our 1999 and
2001 investments in and 2002 acquisition of an additional 30% ownership interest in NYFIX Millennium.

        Based on the above-mentioned review and discussions with the independent registered public accounting firm, the Audit Committee  recommended to the Board that our audited  financial  statements be included in our Annual Report on Form
10-K for the year ended  December 31, 2003,  for filing with the  Securities and
Exchange  Commission.  The Audit Committee also  recommended the  reappointment, subject to stockholder approval, of the independent registered public accounting firm and the Board concurred with such recommendation.

        Our independent  registered  public accounting firm is Deloitte & Touche
LLP and has served in this role since the year ended December 31, 2000.

AUDIT FEES

        The  aggregate  fees for  professional  services  rendered by Deloitte &
Touche LLP in  connection  with its audit of our annual  consolidated  financial statements  and  reviews of the  interim  financial  statements  included in our quarterly reports on Form 10-Q were approximately  $328,000 and $292,000 for the years ended December 31, 2003 and 2002, respectively.  The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of our consolidated financial statements for the year ended December 31, 1999, rendered in 2002, were approximately  $50,000. The consolidated  financial statements for the year ended December 31, 1999 were originally audited by Arthur Andersen LLP.

AUDIT-RELATED FEES

        In addition to fees  disclosed  under "Audit Fees" above,  the aggregate fees for professional  services  rendered by Deloitte & Touche LLP for assurance and related services that are reasonably related to the performance of the audit and reviews of our financial  statements were $143,000 and $90,000 for the years

                                       13

ended  December  31,  2003  and  2002,  respectively.   Such  services  included
accounting consultations,  consents, the audit of our employee benefit plan and, for 2003, services related to Sarbanes-Oxley Act compliance.

TAX FEES

        The  aggregate  fees for  professional  services  rendered by Deloitte &
Touche  LLP for tax  compliance,  tax  planning,  tax advice  and  research  and development tax studies for the our United States and foreign  subsidiaries were
$369,000  and  $409,000  for  the  years  ended  December  31,  2003  and  2002, respectively.

ALL OTHER FEES

        The  aggregate  fees for  professional  services  rendered by Deloitte &
Touche LLP for all other fees,  including audits in connection with acquisitions for 2003 and 2002 and  information  technology  services  relating to  financial information  systems  design and  implementation  for 2002,  which were incurred prior to the  enactment of the  Sarbanes-Oxley  Act of 2002  ("Sarbanes-Oxley"),
which prohibits a company's  independent  registered public accounting firm from providing such services,  were $26,000 and $546,000 for the years ended December
31, 2003 and 2002, respectively.

AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES

        The Audit Committee of our Board of Directors  pre-approves on an annual basis the audit, audit-related,  tax and other non-audit services to be rendered by our accountants based on historical information and anticipated  requirements for the following fiscal year. The Audit Committee  pre-approves  specific types or categories of engagements  constituting audit,  audit-related,  tax and other non-audit  services  as well as the range of fee amounts  corresponding  to each such engagement.  To the extent that our management  believes that a new service or the expansion of a current  service  provided by our accountants is necessary or desirable, such new or expanded services are presented to the Audit Committee for its review and approval,  or to an Audit Committee  member by delegation who reports any such review and approval to the Audit Committee at its next meeting, prior to our engagement of our  accountants  to render such services.  Non-audit services,  relating to our employee  benefit  plan,  aggregating  $13,000,  were approved by the Audit Committee pursuant to Rule 2-01, paragraph (c)(7)(i)(C) of
SEC Regulation S-X during the year ended December 31, 2003.

          William C. Jennings   William J. Lynch    George O. Deehan

                             EXECUTIVE COMPENSATION

        The following table provides  certain  information,  for the years ended
December 31, 2003, 2002 and 2001, respectively,  concerning compensation awarded to, earned by or paid to (1) our chief executive  officer ("CEO"),  (2) our four most highly  compensated  executive officers other than our CEO whose salary and bonus exceeded $100,000 with respect to the year ended December 31, 2003 and who were serving as executive officers on December 31, 2003 (collectively the "Named
Executive  Officers").  Other  than  the  Named  Executive  Officers,  no  other executive officer received compensation in excess of $100,000 for the year ended
December 31, 2003.

                                       14

                                                                                                       LONG-TERM
                                                            ANNUAL COMPENSATION                       COMPENSATION
                                                   ------------------------------------------       ------------------
                                                                                OTHER ANNUAL           SECURITIES
                                                                                COMPENSATION           UNDERLYING
NAME AND PRINCIPAL POSITION            YEAR        SALARY           BONUS            (1)             OPTIONS (SHARES)
-------------------------------        -----     ---------        ----------    ------------        ------------------

Peter K. Hansen,                       2003      $ 380,000        $      --       $      --                  --
Chief Executive Officer and            2002        389,231               --              --             100,000
Chairman of the Board                  2001        250,000          250,000              --             125,000

Robert C. Gasser (2),                  2003        399,462          100,000              --                  --
Chief Executive Officer, NYFIX         2002        355,897               --              --             100,000
Millennium and President, NYFIX        2001             --               --              --                  --
Transaction Services and NYFIX
Clearing

Lars Kragh,                            2003        244,632               --              --                  --
Chief Information Officer              2002        218,288               --              --              20,000
                                       2001        174,340               --              --              25,000

Mark R. Hahn (3),                      2003        297,981               --              --              75,000
Chief Financial Officer                2002         60,577               --              --              60,000

Brian Bellardo (4),                    2003        164,423               --              --              25,000
General Counsel and Secretary

(1)   The aggregate  amount of perquisites  and other personal  benefits paid to each of the individuals  listed on this table did not exceed the lesser of ten percent (10%) of such officer's  annual salary and bonus for each year indicated or $50,000.

(2)   Mr. Gasser has served as Chief Executive  Officer,  NYFIX Millennium,  our
      80%-owned  broker-dealer  subsidiary,  since  October  2001.  He  is  also
      President of NYFIX  Transaction  Services,  since its  formation  and NASD approval in May 2002 and President of NYFIX  Clearing  Corporation,  since
      its  formation  and  NASD  approval  in  September   2003.  Mr.   Gasser's
      compensation  for 2002 as stated in the above table  represents the period from  February  1,  2002,  when  our  ownership  in NYFIX  Millennium  was increased to 80% from 50%,  through  December 31,  2002.  Accordingly,  no compensation is included for 2001.

(3)   Mr. Hahn started with us in  September  2002 and received no  compensation from us in 2001.

(4)   Mr.  Bellardo  started with us in March 2003 and received no  compensation from us in 2001 or 2002.

                                       15

OPTION GRANTS

        The  following  table sets forth  information  regarding  stock  options granted to the Named Executive Officers during the year ended December 31, 2003.
These grants are also reflected on the Summary Compensation Table above.

                         NUMBER OF
                        SECURITIES      PERCENTAGE                                   POTENTIAL REALIZABLE VALUE
                        UNDERLYING       OF TOTAL                                     AT ASSUMED ANNUAL RATES
                          STOCK          OPTIONS       EXERCISE                           OF STOCK PRICE
                         OPTIONS       GRANTED TO      PRICE PER     EXPIRATION       APPRECIATION OF STOCK
    NAME                 GRANTED        EMPLOYEES      SHARE (1)        DATE              OPTIONS (2)
----------------       -------------   -----------    ----------     -----------     -------------------------
                                                                                         5%           10%
                                                                                     ----------    ----------

Mark R. Hahn            75,000 (3)       13.16%          $4.50          1/1/13        $212,252      $537,888
Brian Bellardo          25,000 (4)        4.39%          $4.02         3/21/13         $63,204      $160,171

(1)   The  exercise  price of the  options  granted was equal to the fair market value of the underlying common stock on the date of grant.

(2)   The potential  realizable value portion of the foregoing table illustrates values that might be  realized  upon  exercise of the options  immediately prior to the expiration of their term,  assuming the specified  compounded annual  rates of  appreciation  on our  common  stock over the term of the options.  These  numbers do not take into  account  provisions  of certain options  providing for termination of the option following  termination of employment and  non-transferability,  or  differences in vesting  periods.
      Regardless of the theoretical value of an option,  its ultimate value will depend upon the market  value of our common  stock at a future  date,  and that value will  depend on a variety of  factors,  including  the  overall condition of the stock market and our results of operations  and financial condition.  There can be no  assurance  that the values  reflected in this table will be achieved.

(3)   Represents  options  to  purchase  shares of our common  stock  granted on
      January 1, 2003. Of the options granted,  25,000 vested on January 1, 2004 and 25,000 will vest on each of January 1, 2005 and January 1, 2006.

(4)   Represents options to purchase shares of our common stock granted on March
      21, 2003.  Of the options  granted,  8,334  vested on March 21, 2004,  and
      8,333 will vest on each of March 21, 2005, and March 21, 2006.

                                       16

AGGREGATED OPTION EXERCISES AND OPTION VALUES

        The Named Executive  Officers did not exercise any options in the fiscal year ended  December  31,  2003.  The  following  table sets forth the number of options held by the Named Executive Officers at the end of the fiscal year ended
December 31, 2003 and the value of such options.

                        NUMBER OF SECURITIES        VALUE OF UNEXERCISED IN-THE-
                       UNDERLYING UNEXERCISED        MONEY OPTIONS AT YEAR-END
    NAME                OPTIONS AT YEAR-END                   (1)
-----------------      -----------------------      ----------------------------
                          (E)         (U)               (E)             (U)
                       ---------   -----------      -----------    -------------
Peter K. Hansen        1,310,625     140,000         $4,088,794     $ 160,000
Robert C. Gasser         222,500     215,000            240,000       160,000
Lars Kragh               318,250       8,000          1,465,050        32,000
Mark R. Hahn              15,000     120,000             55,500       423,000
Brian Bellardo                --      25,000                 --        97,500

(E)   Exercisable
(U)   Unexercisable
(1)   Options are  "in-the-money"  if the market  price of a share of our common stock on December 31, 2003  exceeded the exercise  price of such  options.
      The value of such options is  calculated  by  determining  the  difference between the  aggregate  market  price of our common stock  underlying  the options on December 31, 2003,  and the  aggregate  exercise  price of such options.  The closing price of a share of our common stock on December 31,
      2003, as reported on the Nasdaq, was $7.92.

EMPLOYMENT AGREEMENTS

            Mr.  Hansen  serves as our  President  and Chief  Executive  Officer pursuant to an employment agreement, dated June 24, 1991. This agreement was for a term of five years effective as of January 1, 1991 and renews automatically on
January 1 of each year thereafter as mutually agreed upon. Pursuant to the terms of the agreement, Mr. Hansen is paid a base salary plus such bonus or additional compensation  as the board of  directors  or the  compensation  committee  deems appropriate.  Effective January 1, 2004, the compensation committee of the board of directors set Mr.  Hansen's base salary at $399,000.  In the event Mr. Hansen is  terminated  by us for any reason other than a material  breach by him of the agreement,  he is  entitled  to receive  an amount  equal to four times his then current base salary and prorated payment of any bonus, cash or stock earned.

            Mr.  Gasser  serves  as  the  Chief   Executive   Officer  of  NYFIX
Millennium,  President  of NYFIX  Transaction  Services  and  President of NYFIX
Clearing  pursuant to an employment  agreement,  dated  September 21, 2001. This agreement  was for a term of one year  commencing  October  5,  2002 and  renews automatically  on  October  5th of each year  thereafter  unless  terminated  in accordance  with its terms or unless  either  party gives 60 days prior  written notice of intention to  discontinue  the  automatic  extension.  Pursuant to the terms of the  agreement,  Mr. Gasser is paid a base salary plus a bonus of 2% of

                                       17

NYFIX Millennium's pre-tax earnings and such bonus or additional compensation as the  board  of  directors  or  the  compensation  committee  deems  appropriate.
Effective January 1, 2004, the compensation  committee of our board of directors set  Mr.  Gasser's  base  salary  at  $420,000  plus  a  bonus  of 2%  of  NYFIX
Millennium's pre-tax earnings. In the event Mr. Gasser is terminated by us after the one year  anniversary  of  employment  for any  reason  other than a hostile acquisition,  a  material  breach by him of the  agreement,  conduct  materially injurious to us, NYFIX Millennium,  its affiliates,  customers or suppliers,  or any act of fraud which would  constitute a felony under federal or state law, he is  entitled  to receive  one year of base salary in one lump sum payment and an immediate  vesting of the  nearest  options  to be vested of a sign-up  grant of
225,000 options vesting over a three-year  period at a rate of 75,000 at the end of each of the first three years of employment. In the event NYFIX Millennium is involved in a hostile acquisition and should the acquiring company terminate Mr.
Gasser's  services,  he is entitled  to receive  twice his annual base and fifty percent of any unvested  options will become  fully  vested.  In the event NYFIX
Millennium should merge with another non-NYFIX,  Inc. owned company or should we divest NYFIX Millennium,  and Mr. Gasser were to have his employment  terminated following his second  anniversary of employment,  Mr. Gasser is entitled to 100%
vesting of a bonus grant of 100,000 options.

            Mr.  Jamaitis  serves as  President  of NYFIX,  USA  pursuant  to an employment  agreement,  dated October 22, 1997. This agreement was for a term of one year and  renews  automatically  on  November  10th of each year  thereafter unless sooner  terminated in accordance  with its terms.  Mr. Jamaitis became an
Executive  Officer of the Company in January 2004.  Pursuant to the terms of his employment  agreement,  Mr.  Jamaitis is paid a base  salary,  plus such special bonuses or  incentives  as  determined  by us.  Effective  January 1, 2004,  the compensation  committee of our board of directors set Mr.  Jamaitis' base salary at $300,000.  In addition,  on May 28, 2004, Mr.  Jamaitis  signed a non-compete agreement  with us that extends for the term of his  employment  with us and for one year  thereafter.  Under the terms of this agreement,  in  consideration  of
$30,000, Mr. Jamaitis is prohibited,  without our prior approval,  from entering into  employment  with  specified  organizations,  unless he is  terminated  for reasons other than Cause, as defined in the agreement.

            Mr. Kragh  serves as our Chief  Information  Officer  pursuant to an employment  agreement,  dated January 1, 2003.  This agreement was for a term of one year and renews  automatically  on January 1 of each year thereafter  unless either party gives 90 days prior written  notice of its intention to discontinue the automatic  extension.  Pursuant to the terms of the agreement,  Mr. Kragh is paid a base salary of $231,875,  increasing to $250,000 effective April 1, 2003, plus such special bonuses or incentives as determined by us.  Effective  January
1, 2004,  the  compensation  committee of our board of directors set Mr. Kragh's base salary at $262,500.

            Mr.  Hahn  serves  as our Chief  Financial  Officer  pursuant  to an employment  agreement,  dated January 1, 2003.  This agreement was for a term of one year and renews  automatically  on January  1st of each year  unless  sooner terminated in accordance with its terms. Pursuant to the terms of the agreement,
Mr. Hahn is paid a base  salary,  plus such  special  bonuses or  incentives  as determined by us. Effective  January 1, 2004, the compensation  committee of our board of directors set Mr. Hahn's base salary at $315,000.

            Mr. Bellardo serves as our Secretary and General Counsel pursuant to an employment agreement,  dated March 21, 2003. This agreement was for a term of one year effective March 31, 2003 and renews automatically on March 31st of each year unless  sooner  terminated in  accordance  with its terms.  Pursuant to the terms of the agreement, Mr. Bellardo is paid a base salary, plus special bonuses or incentives as determined by us.  Effective  January 1, 2004, the compensation committee of our board of directors set Mr. Bellardo's base salary at $236,250.

                                       18

EQUITY COMPENSATION PLAN INFORMATION

2001 STOCK OPTION PLAN

            On March 13, 2002,  we adopted the 2001 Stock Option Plan (the "2001
Plan")  for which a total of  2,000,000  shares of our  common  stock  have been reserved  for  issuance.  The 2001 Plan was  approved  at our Annual  Meeting of
Stockholders  held on June 4, 2001. In 2002, we adopted an amendment to the 2001
Plan,  to increase the total  number of shares of our common stock  reserved for issuance to 3,500,000 shares.  This amendment was approved at our Annual Meeting of Stockholders held on June 10, 2002. Pursuant to the 2001 Plan, as amended, we may grant stock options and stock purchase  rights to our  employees,  officers, directors and  consultants.  The Board of Directors,  or a committee to whom the
Board of Directors has delegated authority,  selects individuals to whom options are granted.  Options generally become  exercisable over a three-year period and expire in ten years. The exercise price of incentive stock options granted under the 2001 Plan must be at least  equal to the fair  market  value of our stock on the date of grant,  as defined.  The 2001 Plan was  effective on May 1, 2001 and expires on April 30,  2011.  At December  31,  2003,  stock  options to purchase
2,962,468  shares of our common stock were  outstanding.  As of August 24, 2004, stock options to purchase  58,270 shares of our common stock were  available for grant under the 2001 Plan.

JAVELIN STOCK OPTION PLAN

            As a result of our  acquisition  of  Javelin on March 31,  2002,  we assumed the outstanding  stock options of Javelin that were granted  pursuant to the  Javelin  1999 Stock  Option Plan (the  "Javelin  Plan").  The Javelin  Plan
authorized  grants of stock options of Javelin.  At the  acquisition  date,  the
Javelin  options were converted into our options at a conversion rate of 0.51 to one. The options granted under the Javelin Plan were fully vested at the time of our  acquisition  of Javelin  pursuant to a change of control  clause within the
Javelin  Plan. A total of 511,167  shares of our common stock have been reserved for issuance  upon  exercise of such  options.  Pursuant to the Javelin Plan, as amended,  we may grant stock options and stock purchase rights to our employees, officers,  directors  and  consultants.  The maximum term of an incentive  stock option grant under the Javelin Plan is limited to ten years.  The exercise price of incentive stock options granted under the Javelin Plan must be at least equal to the fair  market  value of our stock at the date of grant,  as  defined.  The
Javelin  Plan was  effective  on July 1, 1999 and expires on June 30,  2009.  At
December 31, 2003,  stock options to purchase 324,711 shares of our common stock were outstanding under the Javelin Plan. As of August 24, 2004, stock options to purchase  88,922  shares of our common stock were  available for grant under the
Javelin Plan.

1991 STOCK OPTION PLAN

        On March 30, 1999, the Board of Directors adopted the first amendment to the Amended and Restated 1991 Incentive and Nonqualified  Stock Option Plan (the
"1991 Plan").  Under the 1991 Plan, as amended,  the number of options  reserved for issuance was increased from 3,375,000  shares to 5,625,000  shares of common stock. This amendment was approved at our Annual Meeting of Stockholders held on
June 7, 1999.  On March 29,  2000,  the Board of  Directors  adopted  the second amendment to the 1991 Plan. Under this amendment, the number of options reserved for issuance was increased from 5,625,000  shares to 6,625,000  shares of common stock. This amendment was approved at our Annual Meeting of Stockholders held on
June 5, 2000.  Options granted  generally  become  exercisable over a three-year period and  expire in ten years.  The 1991 Plan  expired on June 23,  2001.  All available  options  have been  granted  under the 1991 Plan,  as amended  and no further  grants will be made.  At December 31, 2003,  stock  options to purchase
3,419,762 shares of our common stock were outstanding.

                                       19

        The  following   table   provides   information   regarding  our  equity
compensation plans at December 31, 2003:

                                           Number of securities                                      Number of securities
                                            to be issued upon            Weighted-average          remaining available for
                                               exercise of                  exercise of         future issuance under equity
         Plan Category                      outstanding options         outstanding options           compensation plans
------------------------------------       ---------------------        -------------------    -----------------------------
Equity compensation plans                       6,382,230                          $ 10.42                458,432
  approved by security holders                                          ===================
Equity compensation plans not                     324,711                          $  8.83                 78,698
  approved by security holders (1)         ---------------------        ===================    -----------------------------

Total                                           6,706,941                          $ 10.34                537,130
                                           =====================        ====================   =============================

(1)   As a result of our  acquisition  of Javelin on March 31, 2002,  we assumed the outstanding stock options of Javelin that were granted pursuant to the above-referenced Javelin Plan.

                                       20

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        GENERAL

        The  Compensation  Committee  determines  the cash and  other  incentive compensation,  if any, to be paid to our executive  officers and key  employees.
Messrs.  Deehan, Lynch, Jennings and Warden serve as members of the Compensation
Committee.  The  Compensation  Committee is  responsible  for the award of stock options under our equity compensation plans. Messrs. Deehan, Lynch, Jennings and
Warden are  non-employee  directors  of ours as defined  under Rule 16b-3 of the
Exchange Act. Mr. Deehan serves as Chairman of the Compensation  Committee.  The
Compensation  Committee  met three times while  convened as the Board during the year ended December 31, 2003.

        COMPENSATION PHILOSOPHY

        The Compensation  Committee's  executive  compensation  philosophy is to base  management's  pay, in part,  on  achievement  of our annual and  long-term performance goals, to provide  competitive levels of compensation,  to recognize individual initiative, achievement and length of service to us, and to assist us in attracting and retaining  qualified  management.  The Compensation  Committee also  believes  that  the  potential  for  equity  ownership  by  management  is beneficial in aligning management and stockholders' interests in the enhancement of stockholder  value.  We have not  established a policy with regard to Section
162(m) of the Internal Revenue Code of 1986, as amended.

        SALARIES

        Base salaries for our  executive  officers are  determined  initially by evaluating the  responsibilities  of the position held and the experience of the individual,  and by  reference to the  competitive  marketplace  for  management talent,  including a comparison of base salaries for similar  positions at other comparable companies. Base salary compensation of executive officers is reviewed annually by the Compensation Committee,  and recommendations of the Compensation
Committee in that regard are acted upon by the Board of Directors. Annual salary adjustments  are  determined  by evaluating  the  competitive  marketplace;  our performance;  the  performance of the executive;  the length of the  executive's service  to the  Company  and  any  increased  responsibilities  assumed  by the executive.  The Company  believes itself to be between the low and medium salary levels in relationship to comparable businesses.

        STOCK OPTION AND OTHER PLANS

        The Company awarded Messrs. Hahn and Bellardo options to purchase 75,000 and 25,000 shares of common stock,  respectively,  in 2003. The exercise  prices for  the  options  are  $4.50  and  $4.02  per  share,  respectively.  It is the philosophy of the Compensation Committee that stock options should be awarded to employees  to  promote  long-term  interests  between  such  employees  and  the
Company's  stockholders  through an equity interest in the Company and to assist in the retention of such employees.  The Compensation  Committee also considered the amount and terms of options  previously granted to executive  officers.  The
Compensation Committee believes the potential for equity ownership by management
is  beneficial  in  aligning  management  and  stockholders'   interest  in  the
enhancement of stockholder  value.  Participation in incentive plans is offered, pursuant  to  their  terms,  to  provide  incentive  to  executive  officers  to contribute to corporate growth and profitability.

        CHIEF EXECUTIVE OFFICER COMPENSATION

        Mr. Hansen was our President and Chief  Executive  Officer in 2003, with an annual base salary of $399,000.  For the year ended  December  31, 2003,  Mr.
Hansen received salary of approximately  $380,000, no bonus or stock options, as compared to 2002 when he received salary of $390,000, no bonus and 100,000 stock

                                       21

options.   In  determining  such  compensation   amounts  for  Mr.  Hansen,  the
Compensation  Committee  considered  the  responsibilities  performed  by him as
President  and Chief  Executive  Officer  of the  Company,  his  performance  in managing and directing the Company's operations, his strategic focus and role in effecting  the Company's  acquisitions,  his efforts in assisting the Company to improve its capital base and financial  condition,  an assessment of survey data relating the Company's  performance to that of other comparable  companies,  and the evaluation of the other factors described in "Salaries" above.

     George O. Deehan   William J. Lynch   William C. Jennings   Carl E. Warden

                         COMMON STOCK PERFORMANCE GRAPH

        The  following  graph  compares,  for each of the years  indicated,  the yearly  percentage  change in the  cumulative  total  stockholder  return on our common stock with the cumulative total return of (1) the Standard and Poor's 500
Index, a broad equity market index, and (2) the Nasdaq Computer Index.

PERFORMANCE GRAPH

                               [GRAPHIC OMITTED]

                               [GRAPHIC OMITTED]

                          1998        1999      2000       2001        2002    2003
                          ----        ----      ----       ----        ----    ----
S&P 500 Index             100          121       110         97         76      97
NYFIX, Inc.               100          473       605        501        113     198
Nasdaq Computer & Data
Processing Index          100          220       101         82         56      74

        There can be no  assurance  that our  common  stock's  performance  will continue with the same or similar trends depicted in the graph above.

                                       22

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        On June 30, 1999,  Peter K. Hansen,  our President  and Chief  Executive
Officer,  issued us a  promissory  note in the  principal  amount of  $16,875 as payment for the purchase  price of an option he exercised  for 16,875  shares of our common stock (at an exercise price of $1.00 per share). Such note originally bore interest at 6% per annum,  was scheduled to mature on June 30, 2005 and was secured by the 16,875 shares.  This note was revised on June 30, 2002 to reflect an interest  rate of 5.5% per annum.  The note was paid in full on December  31,
2003.

        On December  30, 1997,  Mr.  Hansen  issued us a promissory  note in the principal  amount of $230,000 as payment for the purchase  price of an option he exercised for 258,750  shares of our common stock (at an exercise price of $0.89 per share).  Such note  originally  bore  interest  at 6% per annum,  matured on
December 30, 2003 and was secured by the 258,750  shares.  This note was revised on December 30, 2000,  to reflect an interest  rate of 7.5% per annum.  The note was paid in full on December 31, 2003.

        On December  31, 1996,  Mr.  Hansen  issued us a promissory  note in the principal  amount of $50,000 as payment for the  purchase  price of an option he exercised for 112,500  shares of our common stock (at an exercise price of $0.44 per share).  Such note originally  bore no interest,  was scheduled to mature on
December 31, 2004 and was secured by the 112,500  shares.  This note was revised on December 31, 2001,  to reflect an interest  rate of 5.5% per annum.  The note was paid in full on December 31, 2003.

        On July  10,  2002,  Keith  R.  Jamaitis,  when he was not an  Executive
Officer,  issued us a promissory note in the principal  amount of $71,229.  Such note bore interest at 5.5% per annum and matured on July 10, 2004.  The note was paid in full on May 27, 2004.

        On  November  23,  2003,  Mr.  Jamaitis,  when he was  not an  Executive
Officer, issued to the NYFIX, Inc. 401(k) Plan (the "Plan") a promissory note in the principal  amount of $30,000  secured by a portion of Mr.  Jamaitis'  vested account  balance  in the Plan.  Such note bears  interest  at 5.0% per annum and matures on December 12, 2008.  The  outstanding  balance of the note,  including principal and interest, was $24,489 at August 24, 2004.

        Mr. Jamaitis was named  President of NYFIX USA and an Executive  Officer in January 2004.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section  16(a) of the Exchange Act requires our officers and  directors, and  persons  who own  more  than  ten  percent  of a  registered  class  of our outstanding  common stock to file reports of ownership  and changes in ownership on Forms 3, 4 and 5 with the SEC and  Nasdaq.  Officers,  directors  and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

        To our knowledge,  based solely on review of the copies of these reports furnished  to us and the  written  representations  that no other  reports  were required,  during 2003 all Section 16 (a) filing requirements  applicable to our executive  officers and  directors  were complied with except for the failure to timely  file  on  Form 4 one  transaction  by Mark R.  Hahn.  This  failure  was inadvertent  and,  when  the  oversight  was  discovered,  the  transaction  was subsequently reported.

                                       23

                              STOCKHOLDER PROPOSALS

            Proposals  of  stockholders  intended for  presentation  at the next
Annual  Meeting  of  Stockholders  and  intended  to be  included  in our  Proxy
Statement  and form of proxy  relating to that  meeting  must be received at our offices no later than January 1, 2005.

                                  OTHER MATTERS

            The Board of Directors does not know of any matter, other than those described above, that may be presented for action at the Annual Meeting.  If any other matter or proposal should be presented and should properly come before the meeting for action,  the persons named in the accompanying  proxy will vote upon such matter or proposal in accordance with their best judgment.

                                       24

                                    EXHIBIT A

            AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF NYFIX, INC.

                                     CHARTER

                              Adopted January 2004

I. PURPOSE

            The Audit  Committee  is  established  by and  amongst  the Board of
Directors for the primary purpose of assisting the board in:

            o    overseeing the integrity of the Company's financial statements,
            o    overseeing the Company's  compliance  with legal and regulatory requirements,
            o    overseeing  the  independent   auditor's   qualifications   and
                 independence,
            o    overseeing  the  performance  of the Company's  internal  audit function and independent auditor, and
            o    overseeing  the  Company's  system of  disclosure  controls and system of  internal  controls  regarding  finance,  accounting, legal and regulatory  compliance and ethics that management and the Board have established.

Consistent with this function,  the Audit Committee should encourage  continuous improvement  of,  and  should  foster  adherence  to,  the  Company's  policies, procedures and practices at all levels.  The Audit Committee should also provide an open avenue of communication  among the independent  auditors,  financial and senior management, the internal auditing function, and the Board of Directors.

The Audit  Committee  has the  authority to obtain  advice and  assistance  from outside legal,  accounting,  or other advisors as deemed  appropriate to perform its duties and responsibilities.

The Company  shall  provide  appropriate  funding,  as  determined  by the Audit
Committee,  for compensation to the independent auditor and to any advisers that the Audit Committee chooses to engage.

The Audit Committee will primarily fulfill its  responsibilities by carrying out the activities  enumerated in Section III of this Charter.  The Audit  Committee will report  regularly to the Board of Directors  regarding the execution of its duties and responsibilities.

II. COMPOSITION AND MEETINGS

The Audit  Committee shall be comprised of three or more directors as determined by the Board. Each Committee member shall be an independent director (as defined by all  applicable  rules  and  regulations),  and free  from  any  relationship
(including  disallowed  compensatory  arrangements)  that, in the opinion of the
Board, would interfere with the exercise of his or her independent judgment as a

                                       A-1

member of the  Committee.  All  members  of the  Committee  shall have a working familiarity  with  basic  finance  and  accounting  practices.  The board  shall determine  whether at least one member of the  Committee  qualifies as an "audit committee  financial expert" in compliance with the criteria  established by the
SEC and other relevant regulations.  The existence of such member, including his or her name and whether or not he or she is  independent,  shall be disclosed in periodic  filings as required by the SEC.  Committee  members may enhance  their familiarity with finance and accounting by participating in educational programs conducted by the Company or an outside consultant.

The  members  of the  Committee  shall be  elected  by the  Board at the  annual organizational  meeting  of the Board or until  their  successors  shall be duly elected and qualified.  Unless a Chair is elected by the full Board, the members of the Committee  may  designate a Chair by majority vote of the full  Committee membership.

The Committee  shall meet at least four times  annually,  or more  frequently as circumstances  dictate.  Each regularly scheduled meeting shall conclude with an executive  session of the Committee  absent  members of  management  and on such terms and  conditions as the  Committee may elect.  As part of its job to foster open  communication,  the Committee should meet periodically with management and the independent  auditors in separate  executive sessions to discuss any matters that  the  Committee  or  each of  these  groups  believe  should  be  discussed privately. In addition, the Committee should meet quarterly with the independent auditors and management to discuss the annual audited  financial  statements and
quarterly  financial  statements,   including  the  Company's  disclosure  under
"Management's  Discussion  and  Analysis of Financial  Condition  and Results of
Operations".

III. RESPONSIBILITIES AND DUTIES

To fulfill its responsibilities and duties the Audit Committee shall:

      A.    DOCUMENTS/REPORTS/ACCOUNTING INFORMATION REVIEW

1. Review this Charter  periodically,  at least  annually,  and recommend to the
Board of Directors any necessary amendments as conditions dictate.

2. Review and discuss with management the Company's annual financial statements, quarterly financial statements,  and all internal controls reports (or summaries thereof).  Review other relevant reports or financial  information  submitted by the  Company to any  governmental  body,  or the  public,  including  management certifications as required by the  Sarbanes-Oxley  Act of 2002 (Sections 302 and
906) and relevant  reports  rendered by the  independent  auditors (or summaries thereof).

3. Recommend to the Board whether the financial statements should be included in the  Annual  Report on Form  10-K.  Review  with  financial  management  and the independent  auditors  the 10-Q prior to its filing (or prior to the  release of earnings).

4.  Review  earnings  press  releases  with  management,   including  review  of
"pro-forma" or "adjusted" non-GAAP information prior to their release.

                                       A-2

5. Discuss with management financial  information and earnings guidance provided to analysts and rating agencies. Such discussions may be on general terms (i.e., discussion  of the  types  of  information  to be  disclosed  and  the  type  of presentation to be made).

      B.    INDEPENDENT AUDITORS

6. Appoint (subject to shareholder  ratification),  compensate,  and oversee the work  performed  by the  independent  auditor  for the purpose of  preparing  or issuing  an  audit  report  or  related  work.  Review  the  performance  of the independent  auditors  and  remove the  independent  auditors  if  circumstances warrant.  The independent  auditors shall report directly to the Audit Committee and the Audit  Committee shall oversee the resolution of  disagreements  between management  and the  independent  auditors  in the event  that they  arise.  The
Committee will review the experience and qualifications of senior members of the
independent   audit  team   annually  and  ensure  that  all  partner   rotation
requirements,   as  promulgated  by  applicable  rules  and   regulations,   are
executed.(1)  Consider whether the auditor's performance of permissible nonaudit services is compatible with the auditor's independence.

7.  Review  with the  independent  auditor  any  problems  or  difficulties  and management's  response;  review the independent auditor's attestation and report on management's  internal control report;  and hold timely  discussions with the independent auditors regarding the following:

    o   all critical accounting policies and practices;
    o   all alternative  treatments of financial  information  within  generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;
    o   other material written  communications  between the independent  auditor and management including,  but not limited to, the management letter and schedule of unadjusted differences; and
    o   an analysis of the auditor's judgment as to the quality of the Company's accounting  principles,  setting forth significant  reporting issues and judgments  made in  connection  with the  preparation  of the  financial statements.

8. At least  annually,  obtain  and review a report by the  independent  auditor describing:

    o   the firm's internal quality control procedures;
    o   any material issues raised by the most recent  internal  quality-control review,  peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more  independent  audits  carried out by the firm, and any steps taken to deal with any such issues; and
    o   (to assess the auditor's  independence)  all  relationships  between the independent auditor and the Company.

----------------------
(1)  Though not expressly required to be included in the audit committee charter by rule or regulation,  the NYFIX Audit  Committee  chooses to evaluate the qualifications of key members of the independent auditor's team, as well as to ensure  compliance with the partner rotation  requirements  (recognizing that the ultimate  responsibility for executing rotation  requirement rests with the registered public accounting firms).

                                       A-3

9. Review and preapprove both audit and nonaudit  services to be provided by the independent auditor (other than with respect to DE MINIMIS exceptions  permitted by the  Sarbanes-Oxley  Act of 2002).  This duty may be delegated to one or more designated members of the Audit Committee with any such preapproval  reported to the  Audit  Committee  at its next  regularly  scheduled  meeting.  Approval  of nonaudit  services shall be disclosed to investors in periodic  reports required by Section 13(a) of the Securities Exchange Act of 1934.

10. Set clear hiring policies, compliant with governing laws or regulations, for employees or former employees of the independent auditor.

      C.    FINANCIAL REPORTING PROCESSES AND ACCOUNTING POLICIES

11. In consultation with the independent  auditors,  review the integrity of the organization's  financial reporting processes (both internal and external),  and the  internal  control  structure  (including  disclosure  controls).  Meet with representatives  of the  disclosure  control  committee  on a periodic  basis to discuss any matters of concern arising from the disclosure committee's quarterly process to assist the CEO and CFO in their  Sarbanes-Oxley  Act of 2002  Section
302 certifications.

12. Review with  management  major issues  regarding  accounting  principles and financial  statement  presentations,  including any  significant  changes in the
Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's  internal  controls and any special audit steps adopted in light of material control deficiencies.

13. Review analyses prepared by management (and the independent auditor as noted
in item 7 above)  setting  forth  significant  financial  reporting  issues  and judgments made in connection with the  preparation of the financial  statements, including  analyses of the effects of alternative  GAAP methods on the financial statements.

14. Review with management the effect of regulatory and accounting  initiatives, as well as  off-balance  sheet  structures,  on the financial  statements of the
Company.

15. Review and approve all related party transactions.(2)

16. Establish and maintain procedures for the receipt,  retention, and treatment of complaints regarding accounting, internal accounting, or auditing matters.

------------------------
(2)  Related  parties  are:  affiliates  of the  enterprise;  entities for which investments  are  accounted  for by the  equity  method by the  enterprise;
     trusts for the benefit of  employees,  such as pension  and  profit-sharing trusts  that  are  managed  by or  under  the  trusteeship  of  management;
     principal  owners  of  the  enterprise;  its  management;  members  of  the
     immediate   families  of  principal   owners  of  the  enterprise  and  its
     management;  and other  parties with which the  enterprise  may deal if one party controls or can  significantly  influence the management or operating policies  of the other to an  extent  that one of the  transacting  parties might be prevented from fully pursuing its own separate interests.  Another party  is  also a  related  party  if it can  significantly  influence  the management or operating policies of the transacting parties or if it has an ownership interest in one of the transacting  parties and can significantly influence  the  other  to an  extent  that  one or more of the  transacting parties might be prevented from fully pursuing its own separate interests.

                                       A-4

17. Establish and maintain procedures for the confidential, anonymous submission by Company employees regarding questionable accounting or auditing matters.

      D.    LEGAL COMPLIANCE AND RISK MANAGEMENT

18.  Review  management's  monitoring  of  the  Company's  compliance  with  the organization's  Ethical Code,  and ensure that  management has the proper review system in place to ensure that the Company's financial  statements,  reports and other financial information disseminated to governmental organizations,  and the public satisfy legal and regulatory requirements.

19. Review, with the organization's  counsel, legal compliance matters including corporate securities trading policies.

20. Review, with the organization's  counsel, any legal matter that could have a significant impact on the organization's financial statements.

21. Discuss policies with respect to risk assessment and risk  management.  Such discussions  should include the Company's  major  financial and accounting  risk exposures and the steps management has undertaken to control them.

      E.    OTHER RESPONSIBILITIES

22.  Review with the  independent  auditors and  management  the extent to which changes or improvements in financial or accounting practices, as approved by the
Audit Committee,  have been implemented.  (This review should be conducted at an appropriate time subsequent to  implementation  of changes or  improvements,  as decided by the Committee.)

23. Prepare the report that the SEC requires be included in the Company's annual proxy statement.

24.  Annually,  perform a  self-assessment  relative  to the  Audit  Committee's purpose, duties and responsibilities outlined herein.

25. Perform any other  activities  consistent  with this Charter,  the Company's by-laws and  governing  law, as the  Committee  or the Board deems  necessary or appropriate.

                                       A-5

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NYFIX, INC.

                     PROXY -- ANNUAL MEETING OF STOCKHOLDERS
                                OCTOBER 19, 2004

        Brian Bellardo and Mark R. Hahn, or either of them individually and each of them with the power of  substitution,  are  hereby  appointed  Proxies of the undersigned  to vote all of the shares of the common stock of NYFIX,  Inc. which the  undersigned is entitled to vote at our Annual Meeting of Stockholders to be held at Stamford Harbor Park, 333 Ludlow Street, Stamford, Connecticut 06902, on
October 19, 2004, at 10:00 A.M. local time, or at any  adjournment  thereof.  We encourage  you to submit  your proxy  electronically  over the  Internet  or the telephone. This eliminates the need to mail your proxy card.

        o   To submit your proxy  electronically  over the  Internet,  go to the website: HTTP://WWW.EPROXY.COM/NYFX and follow the prompts.

        o   To submit your proxy by  telephone,  use a touch-tone  telephone and call 1-800-435-6710 and follow the prompts.

        The undersigned hereby revokes any proxy or proxies heretofore given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated  September 10, 2004,  and a copy of our Annual Report for the year ended December 31, 2003.

THIS PROXY WILL BE VOTED IN ACCORDANCE  WITH ANY DIRECTIONS  HEREIN GIVEN. IF NO
DIRECTION IS GIVEN,  THIS PROXY WILL BE VOTED TO ELECT THE NOMINEES AS DIRECTORS
AND TO RATIFY  THE  APPOINTMENT  OF  DELOITTE  & TOUCHE  LLP AS OUR  INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM.

1.    To elect the  following  directors:  Peter K.  Hansen,  George O.  Deehan,
      William J. Lynch,  William C. Jennings and Thomas C. Wajnert,  to serve as directors until our next annual meeting of  stockholders  and in each case until their successors have been duly elected and qualified.

      [__]    FOR ALL NOMINEES (EXCEPT AS LISTED BELOW)

      [__]    WITHHELD FROM ALL NOMINEES

      WITHHELD _______________________________________________________________

      TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE(S), PRINT NAME(S) ABOVE

2.    To ratify the  appointment  of  Deloitte  & Touche LLP as our  independent registered  public  accounting firm for the year ending December 31, 2004.

      FOR [___]          AGAINST [___]            ABSTAIN [___]

NOTE:  Your  signature  should appear the same as your name appears  hereon.  If signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate  the capacity in which  signing.  When  signing as joint  tenants,  all parties in the joint  tenancy must sign.  When a corporation  gives a proxy,  an authorized officer should sign it.

Signature: ___________________________            Date: ___________

Signature: ___________________________            Date: ___________

CONSENTING  TO RECEIVE  ALL FUTURE  ANNUAL  MEETING  MATERIALS  AND  SHAREHOLDER
COMMUNICATIONS   ELECTRONICALLY   IS   SIMPLE   AND   FAST!  Enroll   today   at
WWW.MELLONINVESTOR.COM/ISD  for secure  online  access to your proxy  materials, statements, tax documents and other important shareholder correspondence.